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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2002
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                           CDW Computer Centers, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Illinois                      0-21796                 36-3310735
          --------                      -------                 ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


         200 N. Milwaukee Ave.
         Vernon Hills, Illinois                                        60061
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (847) 465-6000
                                                    ---------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On March 26, 2002, CDW Computer Centers, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Gregory C. Zeman, pursuant to which Morgan Stanley will purchase 2,000,000 shares of the Company's common stock (the "Shares") from Mr. Zeman. The Underwriting Agreement is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) The following exhibit is included with this Report:

Exhibit Number     Exhibit
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1.                 Underwriting Agreement, dated as of March 26, 2002, among
                   Morgan Stanley & Co. Incorporated, the Company and
                   Gregory C. Zeman.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CDW Computer Centers, Inc.

Date: March 27, 2002                   By:  /s/ Barbara A. Klein
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                                            Barbara A. Klein
                                            Senior Vice President and
                                            Chief Financial Officer